Exhibit 10.1

M&I Marshall & Ilsley Bank
770 North Water Street
Milwaukee, WI 53202-3509
414765-7700
mibank.com
March 24, 2006
Mr. Daniel R. Kadolph
Senior Vice President & CFO
Midwest Banc Holdings, Inc.
501 W. North Avenue
Melrose Park, IL60160
Dear Mr. Kadolph:
     This Letter Agreement (the “Agreement”) is made and entered into as of this 24th day of March, 2006, by and between Midwest Banc Holdings, Inc. (the “Customer”) and M&I Marshall & Ilsley Bank (the “Lender”).
     Customer covenants that so long as any obligation is owed to Lender or Lender has any outstanding commitment to lend to Customer, under the terms and conditions of any promissory note from Customer to Lender under the Revolving Loan(s), in the aggregate principal amount of $50,000,000.00 (the “Revolving Credit Limit”) dated March 24, 2006, or under any note(s) evidencing a loan, (the “Note(s)”) and all extensions, renewals or modifications of the Note(s):
1.	Lender shall have received the following security documents (the “Security Documents”) in form and substance satisfactory to Lender:
(i)	Promissory Note(s);

(ii)	Commercial Pledge Agreement;

(iii)	Agreement to Deliver Collateral (100% of Midwest Bank and Trust Company stock); and

(iv)	Irrevocable Stock or Bond Power.
2.	Customer shall furnish to Lender, as soon as available, such financing information respecting Customer as Lender from time to time requests, and without request furnish to Lender:
(i) Within 120 days after the end of each fiscal year of Customer, a balance sheet of Customer as of the close of such fiscal year and related statements of income and retained earnings and cash flow for such year all in reasonable detail and satisfactory in scope to Lender, prepared in accordance with generally accepted accounting principles applied on a consistent basis, audited by an independent certified public accountant, selected by Customer and acceptable to Lender.

(ii) Within 45 days after the end of each third month, a balance sheet of Customer as of the end of such third month and related statements of income and retained earnings and cash flow for the period from the beginning of the fiscal year to the end of such third month, prepared in accordance with generally accepted accounting principles applied on a consistent basis, certified, subject to normal year-end adjustments, by a financial representative of Customer.
(iii) Copies of all quarterly Federal Financial Institution Examination Council Form 031 (“Call Reports”) required by Midwest Bank and Trust Company (the “Bank”) no later than the due date required by these agencies prepared in accordance with agency requirements, certified, by the financial representatives of Bank now owned or hereafter acquired.
3.	Customer shall timely perform and observe the following financial covenant(s), all calculated in accordance with generally accepted accounting principles applied on a consistent basis:
(i) Bank shall maintain at all times a ratio of Non-performing Loans to Total Loans of not greater than 2.00%, tested quarterly. “Non-performing Loans” means loans outstanding which are not accruing interest, have been classified as renegotiated pursuant to guidelines established by the Federal Financial Institutions Examination council or are 90 days or more past due in the payment of principal or interest. “Total Loans” means the sum of loans and direct lease financings, net of unearned income by Bank.
(ii) Bank must report a quarterly profit starting in 2006, tested quarterly, excluding charges related to acquisitions.
(iii) Bank must remain well capitalized.
4.	Customer shall not merge into or consolidate with any other business enterprise or another business enterprise merges into the Customer, without prior written consent of Lender, for the purpose of acquisitions must be approved by Lender following the announcement of a definitive agreement.

5.	An event of default will occur if either the Customer or Bank becomes subject to an adverse regulatory action (including a Memorandum of Understanding or Cease & Desist order). An event of default (including a Memorandum of Understanding which limits in anyway the ability of the bank to pay dividends to the holding company, a written agreement or Cease & Desist order).

6.	Use of the Revolving Loan for the purpose of acquisitions must be approved by Lender following the announcement of a definitive agreement.

7.	The Revolving Loan is due on the sale of Bank or Customer.

8.	In the event of a change in executive management provide Lender with acceptable succession plan within 90 days.

9.	Other Customer debt greater than $2,000,000 is prohibited; this excludes trust preferred, approval will not be unreasonably withheld.
     A breach of any term or condition in this Agreement shall constitute an additional event of default under the Note(s) and Lender may, at its option, declare the Note(s) due and payable, and may pursue all remedies available to it with regard to the Note(s). The undersigned shall reimburse Lender for all expenses incurred by it in protecting or enforcing its rights under this Note(s), including without limitation, costs of administration of the Note(s) and costs of collection before and after judgment, including reasonable attorney’s fees and legal expenses. There will be a 10 day cure period for payment defaults and a 30 day cure period for covenant defaults.
     In the case of any ambiguity or conflict between this Agreement, any note evidencing a Loan, or any Security Document, this Agreement will govern.
     Please confirm your acknowledgment and acceptance of the terms and conditions of this Agreement by signing and dating below.

Very truly yours,		Very truly yours,

By:	/s/ John J. Kadlac	By:	/s/ Gregg R. Weyer

	John J. Kadlac, Vice President	Gregg R. Weyer, Vice President

Accepted and Agreed: March 24, 2006

Midwest Banc Holdings, Inc.

By:	/s/ Daniel R. Kadolph

Daniel R. Kadolph, Senior Vice President &CFO

CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL / SUBORDINATE DEBT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$50,000,000.00	03-24-2006	03-23-2007	37956985-10000	U100 / PO		06564
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been due to text length limitations.

		Lender:	M&I Marshall & Ilsley Bank
Corporation:	Midwest Banc Holdings, Inc.		Correspondent Banking
	501 W North Avenue		770 N. Water Street
	Melrose Park, IL 60160		Milwaukee, Wl 53202

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:
THE CORPORATION’S EXISTENCE. The complete and correct name of the Corporation is Midwest Banc Holdings, Inc. (“Corporation”). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 501 W North Avenue, Melrose Park, IL 60160. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of The Corporation’s state of organization or any change in The Corporation’s name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and The Corporation’s business activities.
RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation’s shareholders, duly called and held on February 28, 2006, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.
OFFICERS. The following named persons are officers of Midwest Banc Holdings, Inc.:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES
Daniel R. Kadolph	Senior VP/CFO	Y	X /s/ Daniel R. Kadolph (Seal)

James J. Giancola	President & CEO	Y	X /s/ James J. Giancola (Seal)
ACTIONS AUTHORIZED. Any one (1) of the authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, any one (1) of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Corporation:
Borrow Money. To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.
Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of the Corporation’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Corporation’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancing, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.
Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all of the Corporation’s real property and all of the Corporation’s personal property (tangible or intangible), as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.
Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.
Subordination. To subordinate, in all respects, any and all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be owed, now or hereafter, from any person or entity to the Corporation to all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be owed, now or hereafter, from such person or entity to Lender (“Subordinated Indebtedness”), together with subordination by the Corporation of any and all security interests of any kind, whether now existing or hereafter acquired, securing payment or performance of the Subordinated Indebtedness; all on such subordination terms as may be agreed upon between the Corporation’s Officers and Lender and in such amounts as in their judgment should be subordinated.
Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the

CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL / SUBORDINATE DEBT

Loan No: 37956985-10000	(Continued)	Page 2

same or to cause such proceeds to be credited to the Corporation’s account with Lender, or to cause such other disposition of the proceeds derived there from as they may deem advisable.
Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as the officers may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.
ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business: None.
NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation’s name; (B) change in the Corporation’s assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation’s principal office address; (F) change in the Corporation’s state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation’s name or state of organization will take effect until after Lender has received notice.
CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officers named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.
NO CORPORATE SEAL. The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.
CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.
IN TESTIMONY WHEREOF, I have hereunto set my hand and attest that the signatures set opposite the names listed above are their genuine signatures.
I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Borrow / Grant Collateral / Subordinate Debt is dated February 28, 2006.
THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

X	/s/ Daniel R. Kadolph	(Seal)

Daniel R. Kadolph, Senior VP/CFO of Midwest
Banc Holdings, Inc.
NOTE: If the officers signing this Resolution are designated by the foregoing document as one of the officers authorized to act on the Corporation’s behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

LASER PRO Lending, Ver. 5.30.10.001 Copr. Harland Financial Solutions, Inc. 1997, 2006. All Rights Reserved. DE/WI L:\LPL\CFI\LPL\C10.FC TR-32464 PR-5

*000037956985-10000095503242006*
PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$50,000,000.00	03-24-2006	03-23-2007	37956985-10000	U100/PO		06564
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Midwest Banc Holdings, Inc.	Lender:	M&l Marshall & Ilsley Bank
	501 W North Avenue		Correspondent Banking
	Melrose Park, IL 60160		770 N. Water Street
Milwaukee, Wl 53202

Principal Amount: $50,000,000.00	Initial Rate: 6.090%	Date of Note: March 24, 2006
PROMISE TO PAY. Midwest Banc Holdings, Inc. (“Borrower”) promises to pay to M&I Marshall & Ilsley Bank (“Lender”), or order, in lawful money of the United States of America, the principal amount of Fifty Million & 00/100 Dollars ($50,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.
PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on March 23, 2007. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning April 24, 2006, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied to accrued interest, credit life premiums, principal, late charges, and escrow. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.
VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the British Bankers Association (BBA) LIBOR and reported by a major news service selected by Lender (such as Reuters, Bloomberg or Moneyline Telerate). If BBA LIBOR for the one month period is not provided or reported on the first day of a month because, for example, it is a weekend or holiday or for another reason, the One Month LIBOR Rate shall be established as of the preceding day on which a BBA LIBOR rate is provided for the one month period and reported by the selected news service (the “Index”). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower’s request. The interest rate change will not occur more often than each first day of each calendar month. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 4.640% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.450 percentage points over the Index, resulting in an initial rate of 6.090% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.
PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: M&I Marshall & Ilsley Bank, P.O. 3114 Milwaukee, Wl 53201-3114.
LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment.
INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 3.450 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law.
DEFAULT. Each of the following shall constitute an event of default (“Event of Default”) under this Note:
Payment Default. Borrower fails to make any payment when due under this Note.
Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.
Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s property or Borrower’s ability to repay this Note or perform Borrower’s obligations under this Note or any of the related documents.
False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.
Insolvency. The dissolution or termination of Borrower’s existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.
Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the guarantor’s estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.
Change In Ownership. Any change in ownership of fifty percent (50%) or more of the common stock of Borrower.
Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.
Insecurity. Lender in good faith believes itself insecure.
LENDER’S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.
ATTORNEYS’ FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including attorneys’ fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.
JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.
GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Wisconsin without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Wisconsin.
CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender’s request to submit to the jurisdiction of the courts of Milwaukee County, State of Wisconsin.
DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $15.00 if Borrower makes a payment on Borrower’s loan and the check or preauthorized charge with which Borrower pays is later dishonored.
RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender’s option, to administratively freeze all such accounts to allow Lender to protect Lender’s charge and setoff rights provided in this paragraph.
LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower’s accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower’s accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender’s internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor’s guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.
GRID PRICING. An exhibit, titled “Pricing Grid,” is attached to this Note and by this reference is made a part of this Note just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Note.
SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower’s heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.
GENERAL PROVISIONS. This Note benefits Lender and its successors and assigns, and binds Borrower and Borrower’s heirs, successors, assigns, and representatives. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.
PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.
BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:
MIDWEST BANC HOLDINGS, INC.
By:   /s/ Daniel R. Kadolph
Daniel R. Kadolph, Senior VP/CFO of Midwest Banc Holdings, Inc.
LASER PRO Lending, Ver. 5.30.10.001 Copr. Harland Financial Solutions, Inc. 1997, 2006. All Rights Reserved -Wl L:\LPL\CFI\LPL\D20.FC TR-32464 PR-5(M)

PRICING GRID

Principal	Loan Date	Maturity	Loan No	Call/Coll	Account	Officer	Initials
$50,000,000.00	03-24-2006	03-23-2007	37956985-10000	U100/PO		06564
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Midwest Banc Holdings, Inc.	Lender:	M&I Marshall & Ilsley Bank
	501 W North Avenue		Correspondent Banking
	Melrose Park, IL 60160		770 N. Water Street
Milwaukee, Wl 53202
This PRICING GRID is attached to and by this reference is made a part of the Promissory Note, dated March 24, 2006, and executed in connection with a loan or other financial accommodations between M&I MARSHALL & ILSLEY BANK and Midwest Banc Holdings, Inc.

Initial pricing will be Libor + 145 bp. Pricing will be subject to a performance-based grid below:

*Borrower is profitable for two consecutive quarters	Libor + 130bp
ROA > .50% -1.03% for two consecutive quarters	Libor +115bp
ROA > 1.04% for two consecutive quarters	Libor + 100bp

*starting with the 4th quarter of 2005
THIS PRICING GRID IS EXECUTED ON MARCH 24, 2006.
BORROWER:
MIDWEST BANC HOLDINGS, INC.
By:  /s/ Daniel R. Kadolph
Daniel R. Kadolph, Senior VP/CFO of Midwest
Banc Holdings, Inc.
LASER PRO Lending, Ver. 5.30.10.001 Copr. Harland Financial Solutions, Inc. 1997, 2006. All Rights Reserved. -Wl L:\LPL\CFI\LPL\D20.FC TR-32464 PR-5(M)

AGREEMENT TO DELIVER COLLATERAL (A SECURITY AGREEMENT)

Principal	Loan Date	Maturity	Loan No	Call/Coll	Account	Officer	Initials
$50,000,000.00	03-24-2006	03-23-2007	37956985-10000	U100/PO		06564
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Midwest Banc Holdings, Inc.	Lender:	M&I Marshall & Ilsley Bank
	501 W North Avenue		Correspondent Banking
	Melrose Park, IL 60160		770 N. Water Street
Milwaukee, Wl 53202
Date: March 24, 2006
“Borrower”: Midwest Banc Holdings, Inc.
1 ) Receipt of New Value: This Agreement is given in consideration of a loan, binding commitment to lend, extention of immediately available credit, release of a perfected security interest or other new value granted by M&I Marshall & Ilsley Bank (“Lender”) to Borrower or to any of the undersigned “Debtor.” This collateral will not be held in the State of Illinois.
2) Description of New Collateral: For such new value, and to secure all debts, obligations and liabilities to Lender arising out of credit previously granted, credit contemporaneously granted and credit granted in the future by Lender to any Debtor to any Borrower, to any of them and another, or to another guaranteed or indorsed by any of them (“Obligations”), Debtor grants Lender a security interest in and assigns to Lender the following instruments, certificated securities or negotiable documents, their proceeds and other rights in connection with such property (“Collateral”), which Debtor owns or is about to acquire:
100% of Midwest Bank and Trust Company Stock
3) Debtor covenants:
a) That Debtor has, or will acquire, title to the Collateral, free of liens, encumbrances and security interests (other than Lender’s);
b) That Debtor has full authority to grant a security interest in and deliver the Collateral to Lender;
c) That the address of Debtor’s principal residence, or if Debtor is an organization, Debtor’s place of business (or if Debtor has more than one place of business, Debtor’s chief executive office) is as set forth below Section 4; and that Debtor’s exact legal name, and if Debtor is an organization, the type of organization and the state under whose law it is organized, are as set forth below Section 4;
d) To hold Collateral in trust for Lender and deliver it to Lender within 18 calendar days from the date of this Agreement;
e) That Debtor’s transferor of Collateral (i.e., broker, seller, etc.) holds Collateral as bailee for Lender and is hereby directed to deliver Collateral Directly to Lender as soon as obtained; and Lender is authorized to deliver a copy of this Agreement to such transferor;
f) Not to sell or otherwise transfer or dispose of the Collateral; and
g) That all provisions of all security agreements and assignments between Lender and Debtor covering collateral of the type or kind described above apply to the Collateral both before and after delivered to Lender; and that Lender is authorized to file Uniform Commercial Code financing statements describing the Collateral and amendments to such financing statments and any such financing statement or amendment filed prior to the date of this Agreement is ratified.
4) Persons Bound, the obligations of all Debtors under this Agreement are joint and several. This Agreement benefits Lender, its successors and assigns, and binds Debtor (s) and their respective heirs, personal representatives, successors and assigns.
Midwest Banc Holdings, Inc.
By:   /s/ Daniel R. Kadolph
Daniel R. Kadolph, Senior VP & CFO
Corporation
Type of Organization
Address: 501 W. North Avenue, Melrose Park, IL 60160
State of Organization: Delaware
ACKNOWLEDGEMENT:
The undersigned acknowledges receipt of notice (by copy of this Agreement) of Lender’s security interest in the described Collateral and agrees that it is a bailee of the Collateral and holds it for Lender’s benefit and agrees to deliver it directly to Lender immediately upon receipt of the Collateral.
Dated:
Name of Transferor/Bailee:
LASER PRO Lending, Ver. 5.30.10.001 Copr. Harland Flnancial Solutions, Inc. 1997, 2006. All Rights Reserved. -Wl L:\LPL\CFI\LPL\G60.FC TR-32464 PR-5(M)

*000037956985-10000034503242006*
DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call/Coll	Account	Officer	Initials
$50,000,000.00	03-24-2006	03-23-2007	37956985-10000	U100/PO		06564
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Midwest Banc Holdings, Inc.	Lender:	M&I Marshall & Ilsley Bank
	501 W North Avenue		Correspondent Banking
	Melrose Park, IL 60160		770 N. Water Street
Milwaukee, Wl 53202
LOAN TYPE. This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $50,000,000.00 due on March 23, 2007. The reference rate (British Bankers Association (BBA) LIBOR and reported by a major news service selected by Lender (such as Reuters, Bloomberg or Moneyline Telerate). If BBA LIBOR for the one month period is not provided or reported on the first day of a month because, for example, it is a weekend or holiday or for another reason, the One Month LIBOR Rate shall be established as of the preceding day on which a BBA LIBOR rate is provided for the one month period and reported by the selected news service, currently 4.640%) is added to the margin of 1.450%, resulting in an initial rate of 6.090. This Note is subject to a performance based pricing grid, see the attached Pricing Grid to the Note.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:
Personal, Family or Household Purposes or Personal Investment.
Agricultural Purposes.
X	Business Purposes.
DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied. Please disburse the loan proceeds of $50,000,000.00 as follows:

Other Disbursements:
$50,000,000.00
$50,000,000.00

Note Principal:
$50,000,000.00
FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED MARCH 24, 2006.
BORROWER:
MIDWEST BANC HOLDINGS, INC.
By:  /s/ Daniel R. Kadolph
Daniel R. Kadolph, Senior VP/CFO of Midwest
Banc Holdings, Inc.
LASER PRO Lending, Ver. 5.30.10.001 Copr. Harland Financial Solutions, Inc. 1997, 2006. All Rights Reserved -Wl L:\LPL\CFI\LPL\I20.FC TR-32464 PR-5(M)

COMMERCIAL PLEDGE AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call/Coll	Account	Officer	Initials
$50,000,000.00	03-24-2006	03-23-2007	37956985-10000	U100/PO		06564
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Grantor:	Midwest Banc Holdings, Inc.	Lender:	M&l Marshall & Ilsley Bank
	501 W North Avenue		Correspondent Banking
	Melrose Park, IL 60160		770 N. Water Street
Milwaukee, Wl 53202
THIS COMMERCIAL PLEDGE AGREEMENT dated March 24, 2006, is made and executed between Midwest Banc Holdings, Inc. (“Grantor”) and M&I Marshall & Ilsley Bank (“Lender”).
GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.
COLLATERAL DESCRIPTION. The word “Collateral” as used in this Agreement means all of Grantor’s property (however owned if more than one), in the possession of Lender (or in the possession of a third party subject to the control of Lender), whether existing now or later and whether tangible or intangible in character, including without limitation each and all of the following:
100% of Midwest Bank and Trust Company stock
In addition, the word “Collateral” includes all of Grantor’s property (however owned), in the possession of Lender (or in the possession of a third party subject to the control of Lender), whether now or hereafter existing and whether tangible or intangible in character, including without limitation each of the following:
(A) All property to which Lender acquires title or documents of title.
(B) All property assigned to Lender.
(C) All promissory notes, bills of exchange, stock certificates, bonds, savings passbooks, time certificates of deposit, insurance policies, and all other instruments and evidences of an obligation.
(D) All records relating to any of the property described in this Collateral section, whether in the form of a writing, microfilm, microfiche, or electronic media.
(E) All Income and Proceeds from the Collateral as defined herein.
CROSS-COLLATERALIZATION. In addition to the Note, this Agreement secures all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender against Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated, whether Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable.
RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender’s option, to administratively freeze all such accounts to allow Lender to protect Lender’s charge and setoff rights provided in this paragraph.
REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. Grantor represents and warrants to Lender that:
Ownership. Grantor has a lawful ownership interest in the Collateral free and clear of all security interests, liens, encumbrances and claims of others except as disclosed to and accepted by Lender in writing prior to execution of this Agreement.
Right to Pledge. Grantor has the full right, power and authority, acting alone, to enter into this Agreement and to pledge the Collateral.
Authority; Binding Effect. Grantor has the full right, power and authority to enter into this Agreement and, acting alone, to grant a security interest in the Collateral to Lender. This Agreement is binding upon Grantor as well as Grantor’s successors and assigns, and is legally enforceable in accordance with its terms. The foregoing representations and warranties, and all other representations and warranties contained in this Agreement are and shall be continuing in nature and shall remain in full force and effect until such time as this Agreement is terminated or cancelled as provided herein.
No Further Assignment. Grantor has not, and shall not, sell, assign, transfer, encumber or otherwise dispose of any of Grantor’s rights in the Collateral except as provided in this Agreement.
No Defaults. There are no defaults existing under the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly perform each of the terms, conditions, covenants and agreements, if any, contained in the Collateral which are to be performed by Grantor.
No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.
Financing Statements. Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lender’s security interest. At Lender’s request, Grantor additionally agrees to sign all other documents that are necessary to perfect,

Loan No: 37956985-10000	COMMERCIAL PLEDGE AGREEMENT (Continued)	Page 2

protect, and continue Lender’s security interest in the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement. If Grantor changes Grantor’s name or address, or the name or address of any person granting a security interest under this Agreement changes, Grantor will promptly notify the Lender of such change.
LENDER’S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL. Lender may hold the Collateral until all Indebtedness has been paid and satisfied. Thereafter Lender may deliver the Collateral to Grantor or to any other owner of the Collateral. Lender shall have the following rights in addition to all other rights Lender may have by law:
Maintenance and Protection of Collateral. Lender may, but shall not be obligated to, take such steps as it deems necessary or desirable to protect, maintain, insure, store, or care for the Collateral, including paying of any liens or claims against the Collateral. This may include such things as hiring other people, such as attorneys, appraisers or other experts. Lender may charge Grantor for any cost incurred in so doing. When applicable law provides more than one method of perfection of Lender’s security interest, Lender may choose the method(s) to be used. If the Collateral consists of stock, bonds or other investment property for which no certificate has been issued, Grantor agrees, at Lender’s request, either to request issuance of an appropriate certificate or to give instructions on Lender’s forms to the issuer, transfer agent, mutual fund company, or broker, as the case may be, to record on its books or records Lender’s security interest in the Collateral. Grantor also agrees to execute any additional documents, including but not limited to, a control agreement, necessary to perfect Lender’s security interest as Lender may desire.
Income and Proceeds from the Collateral. Lender may receive all Income and Proceeds and add it to the Collateral. Grantor agrees to deliver to Lender immediately upon receipt, in the exact form received and without commingling with other property, all Income and Proceeds from the Collateral which may be received by, paid, or delivered to Grantor or for Grantor’s account, whether as an addition to, in discharge of, in substitution of, or in exchange for any of the Collateral.
Application of Cash. At Lender’s option, Lender may apply any cash, whether included in the Collateral or received as Income and Proceeds or through liquidation, sale, or retirement, of the Collateral, to the satisfaction of the Indebtedness or such portion thereof as Lender shall choose, whether or not matured.
Transactions with Others. Lender may (1) extend time for payment or other performance, (2) grant a renewal or change in terms or conditions, or (3) compromise, compound or release any obligation, with any one or more Obligors, endorsers, or Guarantors of the Indebtedness as Lender deems advisable, without obtaining the prior written consent of Grantor, and no such act or failure to act shall affect Lender’s rights against Grantor or the Collateral.
All Collateral Secures Indebtedness. All Collateral shall be security for the Indebtedness, whether the Collateral is located at one or more offices or branches of Lender. This will be the case whether or not the office or branch where Grantor obtained Grantor’s loan knows about the Collateral or relies upon the Collateral as security.
Collection of Collateral. Lender at Lender’s option may, but need not, collect the Income and Proceeds directly from the Obligors. Grantor authorizes and directs the Obligors, if Lender decides to collect the Income and Proceeds, to pay and deliver to Lender all Income and Proceeds from the Collateral and to accept Lender’s receipt for the payments.
Power of Attorney. Grantor irrevocably appoints Lender as Grantor’s attorney-in-fact, with full power of substitution, (a) to demand, collect, receive, receipt for, sue and recover all Income and Proceeds and other sums of money and other property which may now or hereafter become due, owing or payable from the Obligors in accordance with the terms of the Collateral; (b) to execute, sign and endorse any and all instruments, receipts, checks, drafts and warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and in the place and stead of Grantor, execute and deliver Grantor’s release and acquittance for Grantor; (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in Lender’s own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable; and (e) to execute in Grantor’s name and to deliver to the Obligors on Grantor’s behalf, at the time and in the manner specified by the Collateral, any necessary instruments or documents.
Perfection of Security Interest. Upon Lender’s request, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral. When applicable law provides more than one method of perfection of Lender’s security interest, Lender may choose the method(s) to be used. Upon Lender’s request, Grantor will sign and deliver any writings necessary to perfect Lender’s security interest. If any of the Collateral consists of securities for which no certificate has been issued, Grantor agrees, at Lender’s option, either to request issuance of an appropriate certificate or to execute appropriate instructions on Lender’s forms instructing the issuer, transfer agent, mutual fund company, or broker, as the case may be, to record on its books or records, by book-entry or otherwise, Lender’s security interest in the Collateral. Grantor hereby appoints Lender as Grantor’s irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties. This is a continuing Security Agreement and will continue in effect even though all or any part of the Indebtedness is paid in full and even though for a period of time Grantor may not be indebted to Lender.
LENDER’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender’s interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor’s failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.
LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of the Collateral in Lender’s possession, but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility for (A) any depreciation in value of the Collateral or for the collection or protection of any Income and Proceeds from the Collateral, (B) preservation of rights against parties to the Collateral or against third persons, (C) ascertaining any

COMMERCIAL PLEDGE AGREEMENT

Loan No: 37956985-10000	(Continued)	Page 3

maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any of the Collateral, or (D) informing Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters. Except as provided above, Lender shall have no liability for depreciation or deterioration of the Collateral.
DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:
Payment Default. Grantor fails to make any payment when due under the Indebtedness.
Other Defaults. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.
Default in Favor of Third Parties. Should Grantor or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor’s property or Grantor’s or any Grantor’s ability to repay the Indebtedness or perform their respective obligations under this Agreement or any of the Related Documents.
False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor’s behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.
Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.
Insolvency. The dissolution or termination of Grantor’s existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.
Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Grantor’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.
Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the Indebtedness or guarantor, endorser, surety, or accommodation party dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.
Adverse Change. A material adverse change occurs in Grantor’s financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.
Insecurity. Lender in good faith believes itself insecure.
RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender may exercise any one or more of the following rights and remedies:
Accelerate Indebtedness. Declare all Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor.
Collect the Collateral. Collect any of the Collateral and, at Lender’s option and to the extent permitted by applicable law, retain possession of the Collateral while suing on the Indebtedness.
Sell the Collateral. Sell the Collateral, at Lender’s discretion, as a unit or in parcels, at one or more public or private sales. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender shall give or mail to Grantor, and other persons as required by law, notice at least ten (10) days in advance of the time and place of any public sale, or of the time after which any private sale may be made. However, no notice need be provided to any person who, after an Event of Default occurs, enters into and authenticates an agreement waiving that person’s right to notification of sale. Grantor agrees that any requirement of reasonable notice as to Grantor is satisfied if Lender mails notice by ordinary mail addressed to Grantor at the last address Grantor has given Lender in writing. If a public sale is held, there shall be sufficient compliance with all requirements of notice to the public by a single publication in any newspaper of general circulation in the county where the Collateral is located, setting forth the time and place of sale and a brief description of the property to be sold. Lender may be a purchaser at any public sale.
Sell Securities. Sell any securities included in the Collateral in a manner consistent with applicable federal and state securities laws. If, because of restrictions under such laws, Lender is unable, or believes Lender is unable, to sell the securities in an open market transaction, Grantor agrees that Lender will have no obligation to delay sale until the securities can be registered. Then Lender may make a private sale to one or more persons or to a restricted group of persons, even though such sale may result in a price that is less favorable than might be obtained in an open market transaction. Such a sale will be considered commercially reasonable. If any securities held as Collateral are “restricted securities” as defined in the Rules of the Securities and Exchange Commission (such as Regulation D or Rule 144) or the rules of state securities departments under state “Blue Sky” laws, or if Grantor or any other owner of the Collateral is an affiliate of the issuer of the securities, Grantor agrees that neither Grantor, nor any member of Grantor’s family, nor any other person signing this Agreement will sell or dispose of any securities of such issuer without obtaining Lender’s prior written consent.
Rights and Remedies with Respect to Investment Property, Financial Assets and Related Collateral. In addition to other rights and remedies granted under this Agreement and under applicable law, Lender may exercise any or all of the following rights and remedies: (1) register with any issuer or broker or other securities intermediary any of the Collateral consisting of investment property or financial assets (collectively herein, “investment property”) in Lender’s sole name or in the name of Lender’s broker, agent or nominee; (2) cause any issuer, broker or other securities intermediary to deliver to Lender any of the Collateral consisting of securities, or investment property capable of being delivered; (3) enter into a control agreement or power of attorney with any issuer or securities intermediary with respect to any Collateral consisting of investment property, on such terms as Lender may deem appropriate, in its sole discretion, including without limitation, an agreement granting to Lender any of the rights provided hereunder without further notice to or consent by Grantor; (4) execute any such control agreement on Grantor’s behalf and in Grantor’s name, and hereby irrevocably appoints Lender as agent and

COMMERCIAL PLEDGE AGREEMENT

Loan No: 37956985-10000	(Continued)	Page 4

attorney-in-fact, coupled with an interest, for the purpose of executing such control agreement on Grantor’s behalf; (5) exercise any and all rights of Lender under any such control agreement or power of attorney; (6) exercise any voting, conversion, registration, purchase, option, or other rights with respect to any Collateral; (7) collect, with or without legal action, and issue receipts concerning any notes, checks, drafts, remittances or distributions that are paid or payable with respect to any Collateral consisting of investment property. Any control agreement entered with respect to any investment property shall contain the following provisions, at Lender’s discretion. Lender shall be authorized to instruct the issuer, broker or other securities intermediary to take or to refrain from taking such actions with respect to the investment property as Lender may instruct, without further notice to or consent by Grantor. Such actions may include without limitation the issuance of entitlement orders, account instructions, general trading or buy or sell orders, transfer and redemption orders, and stop loss orders. Lender shall be further entitled to instruct the issuer, broker or securities intermediary to sell or to liquidate any investment property, or to pay the cash surrender or account termination value with respect to any and all investment property, and to deliver all such payments and liquidation proceeds to Lender. Any such control agreement shall contain such authorizations as are necessary to place Lender in “control” of such investment collateral, as contemplated under the provisions of the Uniform Commercial Code, and shall fully authorize Lender to issue “entitlement orders” concerning the transfer, redemption, liquidation or disposition of investment collateral, in conformance with the provisions of the Uniform Commercial Code.
Foreclosure. Maintain a judicial suit for foreclosure and sale of the Collateral.
Transfer Title. Effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as Grantor’s attorney-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.
Other Rights and Remedies. Have and exercise any or all of the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, at law, in equity, or otherwise.
Application of Proceeds. Apply any cash which is part of the Collateral, or which is received from the collection or sale of the Collateral, to reimbursement of any expenses, including any costs for registration of securities, commissions incurred in connection with a sale, attorneys’ fees and court costs, whether or not there is a lawsuit and including any fees on appeal, incurred by Lender in connection with the collection and sale of such Collateral and to the payment of the Indebtedness of Grantor to Lender, with any excess funds to be paid to Grantor as the interests of Grantor may appear. Grantor agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Collateral to the Indebtedness.
Election of Remedies. Except as may be prohibited by applicable law, all of Lender’s rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor’s failure to perform, shall not affect Lender’s right to declare a default and exercise its remedies.
MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:
Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.
Attorneys’ Fees; Expenses. Grantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s attorneys’ fees and legal expenses whether or not there is a lawsuit, including attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.
Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.
Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Wisconsin without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Wisconsin.
Choice of Venue. If there is a lawsuit, Grantor agrees upon Lender’s request to submit to the jurisdiction of the courts of Milwaukee County, State of Wisconsin.
No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender’s rights or of any of Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.
Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor’s current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.
Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

COMMERCIAL PLEDGE AGREEMENT

Loan No: 37956985-10000	(Continued)	Page 5

Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor’s interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor’s successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.
Time is of the Essence. Time is of the essence in the performance of this Agreement.
DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:
Agreement. The word “Agreement” means this Commercial Pledge Agreement, as this Commercial Pledge Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Pledge Agreement from time to time.
Borrower. The word “Borrower” means Midwest Banc Holdings, Inc. and includes all co-signers and co-makers signing the Note and all their successors and assigns.
Collateral. The word “Collateral” means all of Grantor’s right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.
Default. The word “Default” means the Default set forth in this Agreement in the section titled “Default”.
Event of Default. The words “Event of Default” mean any of the events of default set forth in this Agreement in the default section of this Agreement.
Grantor. The word “Grantor” means Midwest Banc Holdings, Inc..
Guaranty. The word “Guaranty” means the guaranty from guarantor, endorser, surety, or accommodation party to Lender, including without limitation a guaranty of all or part of the Note.
Income and Proceeds. The words “Income and Proceeds” mean all present and future income, proceeds, earnings, increases, and substitutions from or for the Collateral of every kind and nature, including without limitation all payments, interest, profits, distributions, benefits, rights, options, warrants, dividends, stock dividends, stock splits, stock rights, regulatory dividends, subscriptions, monies, claims for money due and to become due, proceeds of any insurance on the Collateral, shares of stock of different par value or no par value issued in substitution or exchange for shares included in the Collateral, and all other property Grantor is entitled to receive on account of such Collateral, including accounts, documents, instruments, chattel paper, and general intangibles.
Indebtedness. The word “Indebtedness” means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. Specifically, without limitation, Indebtedness includes all amounts that may be indirectly secured by the Cross-Collateralization provision of this Agreement.
Lender. The word “Lender” means M&I Marshall & Ilsley Bank, its successors and assigns.
Note. The word “Note” means the Note executed by Midwest Banc Holdings, Inc. in the principal amount of $50,000,000.00 dated March 24, 2006, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.
Obligor. The word “Obligor” means without limitation any and all persons obligated to pay money or to perform some other act under the Collateral.
Property. The word “Property” means all of Grantor’s right, title and interest in and to all the Property as described in the “Collateral Description” section of this Agreement.
Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.
GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL PLEDGE AGREEMENT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED MARCH 24, 2006.
GRANTOR:

MIDWEST BANC HOLDINGS, INC.

By:	/s/ Daniel R. Kadolph
Daniel R. Kadolph, Senior VP/CFO of Midwest Banc
Holdings, Inc.

LASER PRO Lending, Ver. 5.30.10.001 Copr. Harland Financial Solutions, Inc. 1997, 2006, All Rights Reserved. - WI L:\LPL\CFI\LPL\E60.FC TR-32464 PR-5

IRREVOCABLE STOCK OR BOND POWER

FOR VALUE RECEIVED, the undersigned hereby sell, assign and transfer to

Please insert Social Security
or Taxpayer I.D. Number

FOR STOCKS, COMPLETE THIS PORTION:                      share(s) of the                       stock of                                                                                                                                represented by Certificate No.                                                                                                         , standing in the name of the undersigned on the books of the Company.
FOR BONDS, COMPLETE THIS PORTION:                                          bond(s)of                                                              in the principal amount of $                                           , No.                                                             , standing in the name of the undersigned on the books of said Company.
The undersigned hereby irrevocably constitute and appoint                                                               attorney to transfer the above stock or bond, as the case may be, on the books of said Company, with full power of substitution in the premises.
Dated
SIGNATURE(S) GUARANTEED BY:
     Signature
IMPORTANT - READ CAREFULLY
The signature(s) must correspond with the name(s) as written upon the face of the certificate or bond in every particular without alteration or enlargement or any change whatever, and must be guaranteed by a bank or registered securities dealer.

LASER PRO Lending, Ver. 5.30.10.001 Copr. Harland Financial Solutions, Inc. 1997, 2006. All Rights Reserved. WI L:\LPL\CFI\LPL\E80.FC TR-32464 PR-5

Number: 1039
COLLATERAL RECEIPT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$50,000,000.00	03-24-2006	03-23-2007	37956985-10000	U100 / PO		06564
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been due to text length limitations.

Grantor:	Midwest Banc Holdings, Inc.	Lender:	M&l Marshall & llsley Bank
	501 W North Avenue		Correspondent Banking
	Melrose Park, IL 60160		770 N. Water Street
Milwaukee, Wl 53202

Description of Collateral	Custody Control Signatures	Date Released

100% of Midwest Bank and Trust Company stock

Initial Delivery Acknowledgements:

Grantor:

(Grantor’s Signature)

M&l Marshall & llsley Bank
By:

(Authorized Officer)

Return Receipt Acknowledgement:
Grantor acknowledges the receipt of all collateral, including all unmatured coupons, if any.

X

(Grantor’s Signature)

Instructions for Returning Collateral and Disposition of Coupons:

LASER PRO Lending, Ver. 5.30.10.001 Copr. Harland Financial Solutions, Inc. 1997, 2006. All Rights Reserved. -WI L:\LPL\CFI\LPL\G80.FC TR-32464 PR-5

AUTHORIZATION AGREEMENT FOR PREAUTHORIZED PAYMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$50,000,000.00	03-24-2006	03-23-2007	37956985-10000	U100 / PO		06564
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been due to text length limitations.

Borrower:	Midwest Banc Holdings, Inc.	Lender:	M&I Marshall & Ilsley Bank
	501 W North Avenue		Correspondent Banking
	Melrose Park, IL 60160		770 N. Water Street
Milwaukee, WI 53202

As a convenience to Midwest Banc Holdings, Inc. (“the Customer”) Customer requests and authorizes M&l Marshall & Ilsley Bank (“the Originator”) to obtain payment of amounts becoming due the Originator by initiating charges to Customer’s account in the form of checks, drafts, share drafts or electronic debit entries. Customer also requests and authorizes M&I MARSHALL & ILSLEY BANK (“Financial Institution”) to accept and honor same and to charge same to Customer’s account. This Authorization will remain in effect until Customer notifies the Originator and the Financial Institution in writing to terminate this Authorization and the Originator and the Financial Institution have a reasonable time to act on the termination. Customer acknowledges receipt of a copy of this Authorization on this date.
The following notice applies if:
a) the Originator and the Financial Institution are not the same,
b) Customer is an individual,
c) the account was established primarily for personal, family or household purposes, and
d) the regular payments may vary in amount.
If all of the above apply, Customer has the right to receive a notice from the originator 10 days before each payment of how much the payment will be; however by signing this Authorization, Customer elects to receive notice only when current payment would differ by more than 100% or N/A from previous payment.

From:
Account Number-
Account Type (checking or savings)-
ABA Routing Number-
Requested Start Date-

If Customer chooses a payment amount higher than amount scheduled on the Promissory Note, please complete the following:

Requested Specific Payment Amount - $

To:
M&I Loan Number- 37956985
Date Signed-
Authorized Signatures-

Midwest Banc Holdings, Inc.
BY:
Daniel R. Kadolph, Senior VP & CFO

LASER PRO Lending, Ver. 5.30.10.001 Copr. Harland Financial Solutions, Inc. 1997, 2006. All Rights Reserved. WI L:\LPL\CFI\LPL\G60.FC TR-32464 PR-5